Exhibit 10.10

AMENDMENT NO. 6
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 8, 2017 (this “Amendment”) is by and among (a) NOODLES & COMPANY (the “Borrower”), (b) each of the Guarantors (as defined in the Credit Agreement referred to below) signatory hereto, (c) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender (each such term defined in the Credit Agreement referred to below) and (d) the lenders signatory hereto and amends that certain Amended and Restated Credit Agreement, dated as of November 22, 2013, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of June 4, 2015, that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 24, 2015, that certain Amendment No. 3 to Amended and Restated Credit Agreement, dated as of August 2, 2016, that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated as of November 4, 2016, and that certain Amendment No. 5 to Amended and Restated Credit Agreement, dated as of February 8, 2017 (as further amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”), by and among the Borrower, the other Loan Parties (as defined in the Credit Agreement) party thereto, the Lenders party thereto, the Administrative Agent, and Bank of America, N.A., as L/C Issuer and Swing Line Lender. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below.
NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
§1.Amendments to the Credit Agreement
§1.1.    Amendment to Section 1.01. The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “and 2.16” immediately following the text “subject to adjustment as provided in Section 2.15” in the first sentence thereof.
§1.2.    Amendment to Section 1.01. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date (as defined below) by (i) deleting the table contained therein, (ii) replacing it with the following table, and (iii) deleting clause (x) of the sentence starting “Notwithstanding anything to the contrary” and replacing it with the new clause (x) set forth below:

Pricing Level	Consolidated Total Lease Adjusted Leverage Ratio	Eurodollar Rate Loans and Letter of Credit Fees	Base Rate Loans	Commitment Fee
1	<3.75:1.00	2.50%	1.50%	0.35%
2	>3.75:1.00 but <4.25:1.00	2.75%	1.75%	0.40%
3	>4.25:1.00 but <4.75:1.00	3.25%	2.25%	0.45%
4	>4.75:1.00 but <5.25:1.00	3.50%	2.50%	0.50%
5	>5.25:1.00	3.75%	2.75%	0.55%

“(x) from the Sixth Amendment Effective Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(a) for the first full Fiscal Quarter ending after the Sixth Amendment Effective Date, the Applicable Rate shall be not less than the percentage per annum set forth in Pricing Level 4, and”
§1.3.    Amendment to Section 1.01. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by restating clause (a)(viii) of such definition in its entirety as follows:
“(viii) without duplication of any add backs pursuant to clause (vii) above, (x) non-recurring cash expenses (including severance payments) or charges and non-recurring non-cash charges and (y) pro forma general and administrative cash cost savings resulting from headcount reductions in Fiscal Years 2017 and 2018, on a combined basis as to clauses (x) and (y) in an aggregate amount not to exceed $2,000,000 in any Measurement Period,”
§1.4.    Amendment to Section 1.01. The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDAR for the most recently completed Measurement Period, less (ii) Consolidated Maintenance Capital Expenditures paid in cash during such Measurement Period other than up to $2,900,000 of Consolidated Maintenance Capital Expenditures paid in cash during or prior to the third Fiscal Quarter of Fiscal Year 2017 for one-time Consolidated Maintenance Capital Expenditures in technology assets less (iii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash during such Measurement Period to (b) the sum of (i) Consolidated Interest Charges paid in cash, (ii) the aggregate principal amount of all regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 and any such payments under Section 2.05(b)(i) due to a reduction of the Revolving Credit Commitments pursuant to Section 2.06(b)(i), and (iii) Consolidated Cash Rental Expense, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement Period; provided that if any Permitted Acquisition shall have been consummated during such Measurement Period, the Consolidated Fixed Charge Coverage Ratio shall be calculated on a Pro Forma Basis.
§1.5.    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Sixth Amendment Effective Date” means November 8, 2017.
§1.6.    Amendment to Section 1.01. The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Maturity Date” means June 4, 2019; provided, however, that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
§1.7.    Amendment to Section 1.01. The definition of “Required Quarterly RL Payment” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety.
§1.8.    Amendment to Section 1.01. The definition of “Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “, including, without limitation, pursuant to Section 2.16 hereof” immediately following the text “as such amount may be adjusted from time to time in accordance with this Agreement” at the end of such definition.
§1.9.    Amendment to Section 1.01. The definition of “Revolving Credit Increase Effective Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety.
§1.10.    Amendment to Section 2.05. Section 2.05(b)(iii) of the Credit Agreement is hereby deleted in its entirety.
§1.11.    Amendment to Section 2.06. Section 2.06(b)(i) of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“(i)    Beginning on the last Business Day of the fourth Fiscal Quarter of Fiscal Year 2017, the Revolving Credit Commitments shall be automatically and permanently reduced on such date and on the last Business Day of each Fiscal Quarter thereafter in an amount equal to $2,500,000 per Fiscal Quarter with a commensurate reduction to the Revolving Credit Facility. Any mandatory Revolving Credit Commitment reduction hereunder shall be subject to the terms and conditions of Sections 2.06(a)(iii)(A) and 2.06(a)(iii)(B). Any such reduction shall be applied to the Revolving Credit Commitments of each Appropriate Lender according to its Applicable Revolving Credit Percentage.”
§1.12.    Amendment to Section 2.16. Section 2.16 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the words “Intentionally Omitted”.
§1.13.    Amendment to Section 6.01. Section 6.01(c) of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“(c)    as soon as available, but in any event within 30 days after the end of each of the first two fiscal months of each Fiscal Quarter of the Borrower, (x) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows, and (y) a calculation of Consolidated EBITDA, in each case for such fiscal month and for the portion of the Borrower’s Fiscal Year then ended, setting forth in comparative form the corresponding information for the corresponding fiscal month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, and setting forth in comparative form the corresponding information for the corresponding fiscal month set forth in the applicable Budget, in each case, in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and
§1.14.    Amendment to Section 6.01. Section 6.02(a) of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“(a)    concurrently with the delivery of the financial statements referred to in Sections 6.01(a), 6.01(b), and 6.01(c) (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower, and (ii) a copy of management’s discussion and analysis with respect to such financial statements delivered in connection with Section 6.01(b) in the form prepared by management consistent with past practices and to the extent such a discussion and analysis is prepared for the Borrower or the board of directors or equivalent governing body; provided, that, for the avoidance of doubt, determinations of compliance with financial covenants and of the Applicable Rate shall be based soley on Compliance Certificates delivered in connection with the financial statements referred to in Sections 6.01(a) and 6.01(b);”
§1.15.    Amendment to Section 6.20. Section 6.20 of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“6.20    Cash Management Arrangements. Maintain, and cause each of the other Loan Parties to maintain all deposit accounts and securities accounts with Bank of America or any Affiliate of Bank of America, any Lender or any Affiliate of such Lender, or another commercial bank located in the United States and acceptable to the Administrative Agent, and shall, within thirty (30) days of a request by the Administrative Agent, enter into deposit account control agreements, securities account control agreements and such other agreements, documents and instruments as may be necessary, in the Administrative Agent’s determination, to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected, first-priority Lien and “control” (as defined in the UCC) on such deposit accounts and securities accounts, unless otherwise consented to in writing by the Administrative Agent in its sole discretion, provided that in respect of any deposit account over which the Administrative Agent does not have a perfected, first-priority Lien and “control” as provided herein, the Borrower shall cause, and cause each of the other Loan Parties, to, transfer no less frequently than once per calendar week all amounts in excess of $5,000 in each such deposit account to a deposit account over which the Administrative Agent has a perfected, first priority Lien and “control’ as provided herein and provided further that the aggregate amount maintained in all such deposit accounts not subject to the “control” of the Administrative Agent shall not exceed $250,000 at any time immediately following such weekly sweep.
§1.16.    Amendment to Section 7.03. Section 7.03(n) of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“(n)    other Investments; provided, however, that the aggregate amount of Investments permitted under this Section 7.03(n) and not in existence prior to the Sixth Amendment Effective Date does not exceed $500,000 at any time outstanding; and
§1.17.    Amendment to Section 7.03. Section 7.03(o) of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“(o)    Investments in non-Guarantor Subsidiaries and Joint Venture Entities existing prior to the Sixth Amendment Effective Date.

§1.18.    Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date and for the periods listed below by restating such section in its entirety as follows:
“7.11    Financial Covenants.
(a)    Consolidated Total Lease Adjusted Leverage Ratio. Permit the Consolidated Total Lease Adjusted Leverage Ratio as of the end of any Measurement Period to be greater than or equal to the applicable ratio set forth below opposite such Measurement Period:

Measurement Period End Date	Maximum Consolidated Total Lease Adjusted Leverage Ratio
Third Fiscal Quarter of Fiscal Year 2017	5.25:1.00
Fourth Fiscal Quarter of Fiscal Year 2017	5.25:1.00
First Fiscal Quarter of Fiscal Year 2018	5.35:1.00
Second Fiscal Quarter of Fiscal Year 2018	5.45:1.00
Third Fiscal Quarter of Fiscal Year 2018	5.45:1.00
Fourth Fiscal Quarter of Fiscal Year 2018 and each Fiscal Quarter ending thereafter	5.35:1.00

(b)    Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Measurement Period of the Borrower ending on any Fiscal Quarter end date to be less than the applicable ratio set forth below opposite such Measurement Period:

Measurement Period End Date	Maximum Consolidated Fixed Charge Coverage Ratio
Third Fiscal Quarter of Fiscal Year 2017	1.40:1.00
Fourth Fiscal Quarter of Fiscal Year 2017	1.40:1.00
First Fiscal Quarter of Fiscal Year 2018	1.35:1.00
Second Fiscal Quarter of Fiscal Year 2018	1.35:1.00
Third Fiscal Quarter of Fiscal Year 2018	1.35:1.00
Fourth Fiscal Quarter of Fiscal Year 2018 and each Fiscal Quarter ending thereafter	1.35:1.00

§1.19.    Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“7.12    Capital Expenditures. Make or become legally obligated to make any Capital Expenditures in an amount exceeding (i) $22,000,000 in Fiscal Year 2017 and (ii) $10,000,000 in each Fiscal Year thereafter.
§1.20.    Amendment to Section 7.18. Section 7.18 of the Credit Agreement is hereby amended by restating such section in its entirety as follows:
“7.18    New Operating Unit Lease Incurrences. From and after the Sixth Amendment Effective Date, enter into any Lease with respect to any New Operating Unit unless the Consolidated Total Lease Adjusted Leverage Ratio is less than or equal to 5.00:1.00 for the most recently completed Measurement Period prior to the consummation of such Lease; provided, however, that the Loan Parties may enter into up to three (3) Leases with respect to a New Operating Unit after the Sixth Amendment Effective Date in Fiscal Year 2017 or in Fiscal Year 2018 and one (1) additional Lease in connection with a relocation of an existing Unit Location after the Sixth Amendment Effective Date in Fiscal Year 2017 or in Fiscal Year 2018, whether or not the Loan Parties are in compliance with the foregoing Consolidated Total Lease Adjusted Leverage Ratio levels.
§1.21.    Amendment to Exhibit D to the Credit Agreement. Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby replaced by Exhibit D (form of Compliance Certificate) attached hereto as Annex A.
§2.    Affirmation and Acknowledgment. Each Loan Party hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof. Each of the Guarantors party to the Guaranty hereby acknowledges and consents to this Amendment and agrees that the Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Obligations thereunder.
§3.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:
(a)    The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of its obligations and agreements under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation (other than the creation of Liens under the Loan Documents) to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental

Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law, except to the extent that any such violation, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)    This Amendment has been duly executed and delivered by such Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by such Loan Party of this Amendment or the Credit Agreement as amended hereby.
(d)    The representations and warranties of such Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof (other than to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of the date hereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement, respectively.
(e)    As of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.
§4.    Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent no later than November 8, 2017 (the “Sixth Amendment Effective Date”):
(a)    This Amendment shall have been duly executed and delivered by each Loan Party, the Administrative Agent and the Lenders.
(b)    The Administrative Agent shall have received certificates executed by a Responsible Officer of each Loan Party attaching (i) resolutions or other action authorizing the actions under this Amendment and the Credit Agreement as amended hereby, (ii) incumbency certificates, (iii) certified copies of the Organization Documents of such Loan Party, in each case, certified as true, accurate and complete and in effect on the date hereof (or a certification that there shall have been no changes to the Organization Documents of such Loan Party since the most recent date that certified copies of such Organization Documents were delivered to the Administrative Agent) and (iv) such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (i) that the conditions specified in this Section 4 have been satisfied, and (ii) that there has been no event or circumstance since January 3, 2017 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d)    The representations and warranties set forth in Section 4 hereof shall be true and correct.
(e)    All fees and expenses due and owing to the Administrative Agent and the Lenders and required to be paid on or before the Sixth Amendment Effective Date pursuant to that certain Sixth Amendment Fee Letter dated as of November 8, 2017 by and among the Administrative Agent and the Borrower, shall have been paid (or shall be paid concurrently with the closing of this Amendment).
(f)    The Administrative Agent shall have been reimbursed for all reasonable and documented fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, to the extent documented prior to or on the date hereof (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section 4(f); provided that supporting documentation for such summary statement is provided promptly thereafter).
§5.    Miscellaneous Provisions.
§5.1.    Except as expressly amended or otherwise modified by this Amendment, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, or any related agreement or instrument, to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document.
§5.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
§5.3.    THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
§5.4.    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.
§5.5.    The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).
§5.6.    The provisions of this Amendment are solely for the benefit of the Loan Parties, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.
NOODLES & COMPANY,
a Delaware corporation

By:     /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

TNSC, INC., a Colorado corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

THE NOODLE SHOP, CO. – COLORADO, INC.,
a Colorado corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

THE NOODLE SHOP, CO. – WISCONSIN, INC.,
a Wisconsin corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

THE NOODLE SHOP, CO. – MINNESOTA, INC.,
a Minnesota corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Secretary

THE NOODLE SHOP, CO. – ILLINOIS, INC.,
an Illinois corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

THE NOODLE SHOP, CO. – VIRGINIA, INC.,
a Virginia corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

THE NOODLE SHOP, CO. – MARYLAND, INC.,
a Maryland corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Vice President

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

THE NOODLE SHOP, CO. – MONTGOMERY COUNTY, MARYLAND, a Maryland corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President and Assistant Secretary

THE NOODLE SHOP, CO. – CHARLES COUNTY, INC.,
a Maryland corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Assistant Secretary

THE NOODLE SHOP, CO. – HOWARD COUNTY, INC.,
a Maryland corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Assistant Secretary

THE NOODLE SHOP, CO. – DELAWARE, INC.,
a Delaware corporation

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Chief Executive Officer and Secretary

THE NOODLE SHOP, CO. – COLLEGE PARK, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

THE NOODLE SHOP, CO. – BALTIMORE
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

THE NOODLE SHOP, CO. – ANNAPOLIS, LLC,
a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

THE NOODLE SHOP, CO. – KANSAS, LLC,
a Kansas limited liability company

By:    TNSC, Inc., a Colorado corporation,
its Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    President, Vice President and Assistant Secretary

THE NOODLE SHOP, CO. – FREDERICK
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

THE NOODLE SHOP, CO. – ST MARY’S
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

THE NOODLE SHOP, CO. – WASHINGTON
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

THE NOODLE SHOP, CO. – HARFORD
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

THE NOODLE SHOP, CO. – CARROLL
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:    /s/ Paul Strasen
Name:    Paul Strasen
Title:    Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Melissa Mullis
Name: Melissa Mullis
Title: Assistant Vice President

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Anthony Luppino
Name: Anthony Luppino
Title: Vice President

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Jason B. Fritz
Name: Jason B. Fritz
Title: Vice President

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

Annex A

Exhibit D

Form of Compliance Certificate

[Attached]

[Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: _________,____
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 22, 2013 (as may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among, inter alia, Noodles & Company, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Capitalized terms used herein but not defined shall have the meaning ascribed thereto in the Agreement.
The undersigned Responsible Officer1 hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    [Attached hereto as Exhibit A are the year-end financial statements required by Section 6.01(a) of the Agreement for the Fiscal Year of Borrower ended as of the above date, including (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year, in each case, audited and accompanied by the report and opinion of an independent certified public accounting firm of nationally recognized standing required by such section, and (ii) a statement detailing unit-level sales and operating income, as of the end of and for such Fiscal Year, setting forth in comparative form the corresponding information for the previous Fiscal Year and the Budget as required by such section.]
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    [Attached hereto as Exhibit A are the unaudited financial statements required by Section 6.01(b) of the Agreement for the Fiscal Quarter of the Borrower ended as of the above date, including a consolidated balance sheet of the Borrower and its Subsidiaries as of such Fiscal Quarter, and related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such Fiscal Quarter and for and for the portion of the Borrower’s Fiscal Year ended as of the above date, setting forth in comparative form the corresponding information for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of

[1]	This certificate should be from the chief executive officer, chief financial officer or treasurer or controller of the Borrower.

Form of Compliance Certificate

the previous Fiscal Year and setting forth in comparative form the corresponding information for the corresponding Fiscal Quarter set forth in the applicable Budget, in each case, in reasonable detail, fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.]
[Use following paragraph 1 for fiscal month-end financial statements]
1.    [Attached hereto as Exhibit A are the unaudited financial statements required by Section 6.01(c) of the Agreement for the fiscal month of the Borrower ended as of the above date, (x) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows, and (y) a calculation of Consolidated EBITDA, in each case for such fiscal month and for and for the portion of the Borrower’s Fiscal Year ended as of the above date, setting forth in comparative form the corresponding information for the corresponding fiscal month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year and setting forth in comparative form the corresponding information for the corresponding fiscal month set forth in the applicable Budget, in each case, in reasonable detail, fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.]
2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.
3.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and
[select one:]
[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

Form of Compliance Certificate

4.    The financial covenant analyses and information set forth on [Schedule 2]2 [Schedules 1 and 2]3 attached hereto are true and accurate on and as of the date of this Certificate.

[2]	To be delivered in connection with fiscal month-end financial statements
[3]	To be delivered in connection with Fiscal Quarter-end and Fiscal Year-end financial statements

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as

of             ,         .
NOODLES & COMPANY

By:
Name:
Title:

Form of Compliance Certificate

EXHIBIT A
Financial Statements
[attached]

Form of Compliance Certificate

For the Quarter/Year ended ___________________, ____ (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Consolidated Total Lease Adjusted Leverage Ratio

	A.	Consolidated Funded Indebtedness at Statement Date:		$______

	B.	Consolidated Adjusted Cash Rental Expense for such Measurement Period:

		1.	Consolidated Cash Rental Expense for such Measurement Period:	$______

		2.	Consolidated Adjusted Cash Rental Expense (Line I.B.1 multiplied by eight (8)):	$______

	C.	L/C Obligations as at Statement Date (to the extent not included in Consolidated Funded Indebtedness):		$______

	D.	Consolidated EBITDAR for such Measurement Period (without duplication):

		1.	Consolidated EBITDA (as calculated on Schedule 2 attached hereto) for such Measurement Period:	$______

		2.	Consolidated Cash Rental Expense for such Measurement Period (Line I.B.1):	$______

		3.	Consolidated EBITDAR (Line I.D.1 + Line I.D.2):	$______

	E.	Consolidated Total Lease Adjusted Leverage Ratio ([Line I.A + Line I.B.2 + Line I.C] ÷ Line I.D.3):		____ to 1

	F.	Applicable Consolidated Total Lease Adjusted Leverage Ratio:		______[4]

Compliance: [YES][NO]

[4]	See Section 7.11(a) of the Agreement.

Form of Compliance Certificate

II.	Section 7.11(b) - Consolidated Fixed Charge Coverage Ratio

	A.	Consolidated EBITDAR for such Measurement Period (Line I.D.3):	$______

B.
Consolidated Maintenance Capital Expenditures (aggregate amount paid in cash during the Measurement Period; other than up to $2,900,000 of Consolidated Maintenance Capital Expenditures paid in cash during or prior to the third Fiscal Quarter of Fiscal Year 2017 for one-time Consolidated Maintenance Capital Expenditures in technology assets):
$______

	C.	Federal, state, local and foreign income taxes (aggregate amount paid in cash during the Measurement Period):	$______

	D.	Consolidated Interest Charges (paid in cash for the Measurement Period):	$______

E.
Regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money, excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 and any such payments under Section 2.05(b)(i) due to a reduction of the Revolving Credit Commitments pursuant to Section 2.06(b)(i) (aggregate amount paid during the Measurement Period):
$______

	F.	Consolidated Cash Rental Expense for such Measurement Period (Line I.B.1) :	$______

	H.	Consolidated Fixed Charge Coverage Ratio ([Line II.A – Line II.B – Line II.C] ÷ [Line II.D + Line II.E + Line II.F]):	_____ to 1

	I	Applicable Minimum Consolidated Fixed Charge Coverage Ratio:	_______[5]

Compliance: [YES][NO]

[5]	See Section 7.11(b) of the Agreement.

Form of Compliance Certificate

For the Month/Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)
Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Measurement Period __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ Consolidated Restaurant Pre-Opening Costs[6]
+ non-cash rent expense
+ non-cash compensation expense
+ non-recurring non-cash expenses or charges (or minus non-recurring income items)

[6] Not to exceed an average of $85,000 per Restaurant for all Restaurants incurred during Measurement Period.

Form of Compliance Certificate

+ non-recurring cash expenses (including severance payments) or charges, and pro forma general and administrative cash cost savings resulting from headcount reductions completed in Fiscal Years 2017 and 2018[7]

+ management fees[8]
+ one time fees and out of pocket expenses incurred in connection with Permitted Acquisitions consummated after the Closing Date[9]
+ fees and expenses arising from the Transaction, initial public offering or any follow-on offering (but only for the Fiscal Year ending December 31, 2013)
+one-time costs associated with the termination of Leases[10]

7 In an aggregate amount not to exceed $2,000,000 in Measurement Period.
[8] Including the Class C Common Stock Dividend to the extent deducted in calculating Consolidated Net Income.
[9] Not to exceed $250,000 in Measurement Period and $1,000,000 over the term of the Agreement.
10 In an amount not to exceed $1,500,000 in the aggregate.

Form of Compliance Certificate

+pro forma general and administrative cash cost savings resulting from the headcount reduction completed prior to the end of the third Fiscal Quarter of Fiscal Year 2016[11]
+ one-time non-recurring cash expenses or charges and non-recurring non-cash charges associated with the Identified Restaurant Closures/Re-Franchisings (2017)[12]
+ fees and expenses arising from the Fifth Amendment, the Public Equity Offering Transaction, and the sale of Qualified Securities to a Sponsor Investor on or about the Fifth Amendment Effective Date[13]

+ one-time costs associated with data breach assessments resulting from the data security incident announced by the company on June 28, 2016[14]

[11] Not to exceed $2,700,000 in the aggregate.
[12] Without duplication of any other amounts herein, and in an aggregate amount not to exceed $30,000,000.
[13] Not to exceed $500,000 in the aggregate.
[14] Without duplication of any other amounts herein, and in an aggregate amount not to exceed $18,000,000.

Form of Compliance Certificate

+ net income from royalty payments actually paid to the Borrowers and its Subsidiaries attributable to any Unit Locations that are refranchised pursuant to the Identified Restaurant Closures/Re-Franchisings (2017)[15]

- income tax credits
- any cash rental expense attributable to the Identified Restaurant Closures/Re-Franchisings (2017)[16]
= Consolidated EBITDA

15 To be given effect as of the first day of the applicable Measurement Period on a pro forma basis.
[16] Until the Lease associated with the applicable closed or refranchised Restaurant is actually and effectively terminated, transferred, assigned or sub-leased to a Person that is not an Affiliate.

Form of Compliance Certificate